                                                                    EXHIBIT 10.4

                             DEMAND PROMISSORY NOTE


$461,075.00                                                    December 31, 1996

         FOR VALUE RECEIVED, the undersigned, R. Glenn Williamson (hereinafter referred to as "Maker"), of 5817 North 30th Place, Phoenix, Arizona, 85016, hereby promises to pay on demand to WavePhore, Inc., an Indiana corporation (hereinafter referred to as "Payee"), at 3311 North 44th Street, Phoenix, Arizona 85018 or at such other address as Payee may designate in writing, the principal sum of $461,075, together with interest on the unpaid principal sum from time to time outstanding, at the rate of ten percent (10%) per annum. Interest shall accrue on the basis of 365-day year for the number of days the principal sum (or any portion thereof) is actually outstanding.

         IT IS AGREED, that all payments as provided herein shall be applied first to the interest then due, and the balance of said payment, if any, shall be applied to the payment of principal. This Note may be prepaid at any time, in whole or in part, without penalty. All past due principal and/or interest shall bear interest from the due date until paid at the rate of ten percent (10%) per annum. This Note is non-negotiable, except by written consent of Maker.

         If this Note is placed in the hands of an attorney for collection, or if it is established or collected through probate, bankruptcy, or other legal proceedings, there shall also become due and owing all fees and expenses incurred in connection with its collection, including, but not limited to, reasonable attorneys' fees.

         Maker hereby waives presentment for payment, demand, notice of non-payment, protest, notice of protest, diligence in collection and notice of dishonor, and without further notice, hereby consents to all renewals, extensions or partial payments, either before or after maturity.

         Acceptance by Payee of any payment in an amount less than the amount then due under the terms of this Note shall be deemed an acceptance on account only, and the failure to pay the entire amount when due shall be and continue to be a default and shall constitute a waiver by the Payee of the amount then due.

         This Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws and judicial decisions of the State of Arizona

         IN WITNESS WHEREOF, the undersigned Maker has executed this Demand Promissory Note on the day and year first above written, at Phoenix, Arizona.

                                              /s/ R. GLENN WILLIAMSON
                                              ----------------------------------
                                              R. Glenn Williamson

                             DEMAND PROMISSORY NOTE


$30,507.47                                                     December 31, 1996

         FOR VALUE RECEIVED, the undersigned, R. Glenn Williamson (hereinafter referred to as "Maker"), of 5817 North 30th Place, Phoenix, Arizona, 85016, hereby promises to pay on demand to WavePhore, Inc., an Indiana corporation (hereinafter referred to as "Payee"), at 3311 North 44th Street, Phoenix, Arizona 85018 or at such other address as Payee may designate in writing, the principal sum of $30,507.47.

         IT IS AGREED, that this Note may be prepaid at any time, in whole or in part, without penalty. This Note is non-negotiable, except by written consent of Maker.

         If this Note is placed in the hands of an attorney for collection, or if it is established or collected through probate, bankruptcy, or other legal proceedings, there shall also become due and owing all fees and expenses incurred in connection with its collection, including, but not limited to, reasonable attorneys' fees.

         Maker hereby waives presentment for payment, demand, notice of non-payment, protest, notice of protest, diligence in collection and notice of dishonor, and without further notice, hereby consents to all renewals, extensions or partial payments, either before or after maturity.

         Acceptance by Payee of any payment in an amount less than the amount then due under the terms of this Note shall be deemed an acceptance on account only, and the failure to pay the entire amount when due shall be and continue to be a default and shall constitute a waiver by the Payee of the amount then due.

         This Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws and judicial decisions of the State of Arizona

         IN WITNESS WHEREOF, the undersigned Maker has executed this Demand Promissory Note on the day and year first above written, at Phoenix, Arizona.


                                              /s/ R. GLENN WILLIAMSON
                                              ----------------------------------
                                              R. Glenn Williamson